Contract for Electronic System Development

Project: Development of CBM System for HIEMS-DF Engine

Price: 234,000,000 WON

Period: March 1st 2017 ~ January 31st 2019 (23 Months)

Payment Terms

Deposit	When Contracted	₩	66,000,000	28%
First Middle Payment	2017 September	₩	75,000,000	32%
2nd Middle Payment	2018 April	₩	69,750,000	30%
Rest	2019 January	₩	23,250,000	10%

Installation Location: Hyundai Heavy Industries

Hyundai Heavy Industries Co., Ltd. (“The Customer”) and e-MARINE Inc. (“The Provider”) agree to execute all matters written in the Contract and each party keeps a signed copy.

March 29th 2017

The Customer

Hyundai Heavy Industries Co., Ltd.

1000, Bangeojinsunhwando-ro, Dong-gu, Ulsan, Republic of Korea

The Provider

e-MARINE Inc.

15-14, Samsan-ro 308beon-gil, Nam-gu, Ulsan, Republic of Korea

전산개발용역계약서

<table>
<tr><td>용 역 과 제 명</td><td>힘센DF엔진 CBM 시스템(HiEMS-DF) 개발[L2017344]</td></tr>
<tr><td>계 약 금 액</td><td>일금 234,000,000원
(W이억삼천사백만원, VAT 별도)</td></tr>
<tr><td>용 역 기 간</td><td>2017년 3월 1일부터 2019년 1월 31일까지 (23개월)</td></tr>
<tr><td>대금지불조건</td><td>현대중공업 정기 지불 조건
<table>
<tr><td>착수금</td><td>계약 시</td><td>66,000,000</td><td>28%</td><td>계약이행/선급금
보증보험증권</td></tr>
<tr><td>1차
중도금</td><td>1차 개발완료
산출물 제출
(2017년 9월)</td><td>75,000,000</td><td>32%</td><td></td></tr>
<tr><td>2차
중도금</td><td>2차 개발완료
산출물 제출
(2018년 4월)</td><td>69,750,000</td><td>30%</td><td></td></tr>
<tr><td>잔금</td><td>시선탑재 완료
및 시운전
(2019년 1월)</td><td>23,250,000</td><td>10%</td><td>하자보증보험증권</td></tr>
</table>
</td></tr>
<tr><td>납 품 장 소</td><td>현대중공업(주)</td></tr>
</table>

현대중공업주식회사(이하 "구매자" 라 한다)와 이마린주식회사(이하 "공급자" 라 한다)는 별첨의 용역계약일반약관 및 부속문서 등에 따른 계약상 의무를 성실히 수행할 것을 상호 합의하고, 이를 확인하기 위하여 본 계약서를 2 부 작성하여 쌍방 대표자가 기명 날인한 후 각각 1 부씩 보관한다.

2017 년 3 월 29일

구매자 :

울산광역시 동구 방어진순환도로 1000

현대중공업주식회사

대표이사 권 오 갑, 강 환 구 (인)

공급자 :

울산시 남구 삼산로 308 번길 15-14

이마린주식회사

대표이사 김 용 규 (인)

※ 첨 부 : 용역계약 일반약관